-----------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 15, 1998

                   ContiMortgage Home Equity Loan Trust 1998-1
             (Exact name of registrant as specified in its charter)



                                                                 16-1547407
                                                                 16-1547408
         New York                      33-339505                 16-1547409
(State or Other Jurisdiction         (Commission)             (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department                              14203-2599
(Address of Principal)                                        (Zip Code)


        Registrant's telephone number, including area code (716) 842-5589


                                    No Change
          (Former name or former address, if changed since last report)


________________________________________________________________________________

Note: Please see page 5 for Exhibit Index                                 Page 1

Item 5.  Other Events.

     On June 15, 1998 a scheduled distribution was made from the Trust to holders of the Class A, B, C and R Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of June, 1998 dated July 15, 1998 attached hereto as Exhibit 19 is hereby incorporated by reference.

     In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of June, 1998 was $672,439.36.

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

19.  Trustee's Monthly Servicing Report for the month of June, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       By:  CONTISECURITIES ASSET FUNDING CORP.,
                                            As Depositor


                                   By:    /s/ Robert Riedl
                                      ------------------------------------------
                                   Name:  Robert Riedl
                                   Title: Vice President,Secretary and Treasurer




Dated: July 30, 1998

                                  EXHIBIT INDEX

Exhibit No.      Description

    19.          Trustee's Monthly Servicing Report for the Month of June, 1998.

                            ContiMortgage Corporation
                   Home Equity Loan Pass-Through Certificates
                                  Series 1998-1
--------------------------------------------------------------------------------

Distribution Period: 15-Jul-98

------------------------------------------------------------------------------------------------------------------------------------
                     Original       Beginning                                                          Ending            Planned
                   Certificate     Certificate       Principal        Interest          Total        Certificate        Principal
CUSIP     Class    Face Value        Balance        Distribution    Distribution    Distribution       Balance           Balance
------------------------------------------------------------------------------------------------------------------------------------
21075WGS8  A-1   103,075,000.00     68,608,625.72   21,242,130.95     322,863.04   21,564,993.99     47,366,494.77
21075WGT6  A-2   340,466,000.00    340,466,000.00            0.00   1,753,399.90    1,753,399.90    340,466,000.00    340,466,000.00
21075WGU3  A-3   369,608,000.00    369,608,000.00            0.00   1,915,801.47    1,915,801.47    369,608,000.00    369,608,000.00
21075WGV1  A-4   126,682,000.00    126,682,000.00            0.00     662,969.13      662,969.13    126,682,000.00    126,682,000.00
21075WGW9  A-5   121,211,000.00    121,211,000.00            0.00     649,488.94      649,488.94    121,211,000.00    121,211,000.00
21075WGX7  A-6    80,668,000.00     80,668,000.00            0.00     442,329.53      442,329.53     80,668,000.00     80,668,000.00
21075WGY5  A-7   110,471,000.00    110,471,000.00            0.00     632,446.48      632,446.48    110,471,000.00    110,471,000.00
21075WGZ2  A-8   218,675,000.00    218,675,000.00            0.00   1,024,127.92    1,024,127.92    218,675,000.00------------------
21075WHA6  A-9   171,344,000.00    164,754,115.34    2,469,218.45     801,288.50    3,270,506.95    162,284,896.89
21075WHC2  B      57,800,000.00     57,800,000.00            0.00     378,590.00      378,590.00     57,800,000.00
           C               0.00              0.00            0.00   4,059,361.14    4,059,361.14              0.00
           R               0.00              0.00            0.00           0.00            0.00              0.00
------------------------------------------------------------------------------------------------------------------
         Total 1,700,000,000.00  1,658,943,741.06   23,711,349.40  12,642,666.05   36,354,015.45  1,635,232,391.66
         ---------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------
                    Notional          Notional       Principal        Interest         Total           Notional
           Class     Amount            Amount       Distribution    Distribution    Distribution        Amount
------------------------------------------------------------------------------------------------------------------
21075WHB4 A-10IO 191,139,000.00    191,139,000.00           0.00    1,035,336.25    1,035,336.25    191,139,000.00
------------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------------------
                                  AMOUNTS PER $1,000 UNIT                                        PASS THROUGH RATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Ending
                       Principal         Interest             Total          Certificate               Original Pass    Current Pass
          Class     Distribution     Distribution      Distribution              Balance       Class       Thru Rate       Thru Rate
------------------------------------------------------------------------------------------------------------------------------------
21075WGS8  A-1      206.08421974       3.13231181      209.21653155         459.53426893         A-1        5.64704%        5.64704%
21075WGT6  A-2        0.00000000       5.15000000        5.15000000       1,000.00000000         A-2        6.18000%        6.18000%
21075WGU3  A-3        0.00000000       5.18333334        5.18333334       1,000.00000000         A-3        6.22000%        6.22000%
21075WGV1  A-4        0.00000000       5.23333331        5.23333331       1,000.00000000         A-4        6.28000%        6.28000%
21075WGW9  A-5        0.00000000       5.35833332        5.35833332       1,000.00000000         A-5        6.43000%        6.43000%
21075WGX7  A-6        0.00000000       5.48333329        5.48333329       1,000.00000000         A-6        6.58000%        6.58000%
21075WGY5  A-7        0.00000000       5.72500005        5.72500005       1,000.00000000         A-7        6.87000%        6.87000%
21075WGZ2  A-8        0.00000000     117.08333371      117.08333371      25,000.00000000         A-8        5.73700%        5.62000%
21075WHA6  A-9       14.41088366       4.67648999       19.08737365         947.12914891         A-9        5.86750%        5.83625%
21075WHC2  B          0.00000000       6.55000000        6.55000000       1,000.00000000      A-10IO        6.50000%        6.50000%
----------------------------------------------------------------------------------------
           Total     13.94785259       5.04900289       18.99685548         961.90140686           B        7.86000%        7.86000%
           -------------------------------------------------------------------------------------------------------------------------
* Class A-8 Amounts Per $25,000 Unit.
                                                                                                           LIBOR:           5.65625%
                                                                                                    AUCTION RATE:           5.62000%

           -------------------------------------------------------------------------------------
                                                                                      Ending
                         Principal           Interest               Total            Notional
           Class       Distribution        Distribution         Distribution          Amount
------------------------------------------------------------------------------------------------
21075WHB4  A-10IO       0.00000000          5.41666667           5.41666667       1,000.00000000
------------------------------------------------------------------------------------------------


PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

                                               Neil Witoff
                                               M & T Corporate Trust Department
                                               One M & T Plaza-7th Floor
                                               Buffalo, NY 14240

                            ContiMortgage Corporation
                   Home Equity Loan Pass-Through Certificates
                                  Series 1998-1
--------------------------------------------------------------------------------

Distribution Period:     15-Jul-98

                    ----------------------------------------------------------------------------------------------------------------
                    Total Principal          Scheduled                                           Overcollateralization
                    Distribution             Principal           Prepayments         Liquidations        Inc/(Red)            Total
                    ----------------------------------------------------------------------------------------------------------------
SEC. 7.09 (a) (ii)  Class A-1               1,181,211.62        19,868,543.52         182,211.96         10,163.85     21,242,130.95
                      Per $1000 Unit         11.45972952         192.75812292         1.76776095        0.09860635      206.08421974
                    ----------------------------------------------------------------------------------------------------------------
                    Class A-2                       0.00                 0.00               0.00              0.00              0.00
                      Per $1000 Unit          0.00000000           0.00000000         0.00000000        0.00000000        0.00000000
                    ----------------------------------------------------------------------------------------------------------------
                    Class A-3                       0.00                 0.00               0.00              0.00              0.00
                      Per $1000 Unit          0.00000000           0.00000000         0.00000000        0.00000000        0.00000000
                    ----------------------------------------------------------------------------------------------------------------
                    Class A-4                       0.00                 0.00               0.00              0.00              0.00
                      Per $1000 Unit          0.00000000           0.00000000         0.00000000        0.00000000        0.00000000
                    ----------------------------------------------------------------------------------------------------------------
                    Class A-5                       0.00                 0.00               0.00              0.00              0.00
                      Per $1000 Unit          0.00000000           0.00000000         0.00000000        0.00000000        0.00000000
                    ----------------------------------------------------------------------------------------------------------------
                    Class A-6                       0.00                 0.00               0.00              0.00              0.00
                      Per $1000 Unit          0.00000000           0.00000000         0.00000000        0.00000000        0.00000000
                    ----------------------------------------------------------------------------------------------------------------
                    Class A-7                       0.00                 0.00               0.00              0.00              0.00
                      Per $1000 Unit          0.00000000           0.00000000         0.00000000        0.00000000        0.00000000
                    ----------------------------------------------------------------------------------------------------------------
                    Class A-8                       0.00                 0.00               0.00              0.00              0.00
                      Per $25,000 Unit        0.00000000           0.00000000         0.00000000        0.00000000        0.00000000
                    ----------------------------------------------------------------------------------------------------------------
                    Class A-9                  78,211.13         2,390,562.20               0.00            445.12      2,469,218.45
                      Per $1,000 Unit         0.45645678          13.95182907         0.00000000        0.00259782       14.41088366
                    ----------------------------------------------------------------------------------------------------------------
                    Class B                         0.00                 0.00               0.00              0.00              0.00
                      Per $1000 Unit          0.00000000           0.00000000         0.00000000        0.00000000        0.00000000
                    ================================================================================================================
                    Total                   1,259,422.75        22,259,105.72         182,211.96         10,608.97     23,711,349.40
                      Per $1000 Unit          0.74083691          13.09359160         0.10718351        0.00624057       13.94785259
                    ----------------------------------------------------------------------------------------------------------------
                    * Class A-8 Amounts Per $25,000 Unit.

SEC. 7.09 (a) (iv)  Total Certificate Interest Carry-Forward Amount                                          0.00
                    Class A-1 Interest Carry-Forward Amount                                                  0.00
                    Class A-2 Fixed Interest Carry-Forward Amount                                            0.00
                    Class A-3 Interest Carry-Forward Amount                                                  0.00
                    Class A-4 Interest Carry-Forward Amount                                                  0.00
                    Class A-5 Interest Carry-Forward Amount                                                  0.00
                    Class A-6 Interest Carry-Forward Amount                                                  0.00
                    Class A-7 Interest Carry-Forward Amount                                                  0.00
                    Class A-8 Interest Carry-Forward Amount                                                  0.00
                    Class A-9 Interest Carry-Forward Amount                                                  0.00
                    Class A-10IO Interest Carry-Forward Amount                                               0.00
                    Class B Interest Carry-Forward Amount                                                    0.00

                                                                  Fixed Rate        Adj. Rate I     Adj. Rate II          Total
                                                                  ----------        -----------     ------------          -----
SEC. 7.09 (a) (vi)    Outstanding Loan Balance:                1,260,520,921.08   206,480,182.75   168,231,287.83   1,635,232,391.66
SEC. 7.09 (a) (vii)   Scheduled Principal Received                 1,094,663.83        86,547.79        78,211.13       1,259,422.75
                      Prepayments (incl.
                        Curtailments & Purchased Principal)       17,117,256.78     2,751,286.74     2,390,562.20      22,259,105.72
                      Liquidation Proceeds applied to principal      182,211.96             0.00             0.00         182,211.96
                      Realized Loss of Principal                      10,608.97             0.00             0.00          10,608.97
SEC. 7.09 (a) (viii)  Code Section 6049(d)(7)(C) Information-Required Market Discount Information Provided at Calendar Year End.
                                                                     Fixed Rate     Adj. Rate I     Adj. Rate II             Total
                                                                     ----------     -----------     ------------             -----
SEC. 7.09 (a) (ix)    Loan Purchase Prices                           571,332.81             0.00             0.00        571,332.81
                      Substitution Amounts                                 0.00             0.00             0.00              0.00
SEC. 7.09 (a) (x)     Weighted Average Coupon                           10.6123%         10.2354%         10.0047%          10.5023%
SEC. 7.09 (a) (xi)    Weighted Average Remaining
                        Term to Maturity                                    228              356              355
SEC. 7.09 (a) (xii)   Delinquency Trigger Event Occurrence                     NO
                      Cumulative Realized Loss Trigger Event
                        Occurrence                                             NO
                      Cumulative Realized Loss Termination
                        Trigger Occurrence                                     NO
                                                                                         Group I         Group II             Total
                                                                                         -------         --------             -----
SEC. 7.09 (a) (xiii)  Senior Enhancement Percentage                                       3.5347%          3.5347%           3.5347%
SEC. 7.09 (a) (xiv)   Overcollateralization Amount                                         23.68           (23.68)             0.00
SEC. 7.09 (a) (xv)                         Applied Realized                        Realized Loss                     Unpaid Realized
                                                Loss Amount                  Amortization Amount                         Loss Amount
                                                -----------                  -------------------                         -----------
                      Class B                          0.00                                 0.00                                0.00
                                                                                         Group I          Group II
                                                                                         -------          --------
SEC. 7.09 (a) (xvii)  Available Funds Cap                                                9.11106%         9.43220%
SEC. 7.09 (a) (xviii     Insured Payment                                                    0.00             0.00
SEC. 7.09 (a) (xix)   Reimbursement Amount Paid                                             0.00
                      Remaining Reimbursement Amount Unpaid                                 0.00
SEC. 7.09 (a) (xxi)   Largest Home Equity Loan Balance Outstanding                    449,235.43
SEC. 7.09 (a) (xxii)  Amount Remaining in the Auction Remainder Account                     0.00

                            ContiMortgage Corporation
                   Home Equity Loan Pass-Through Certificates
                                  Series 1998-1
--------------------------------------------------------------------------------

Distribution Period: 15-Jul-98

                                        -------------------------------------------------------------------------------------------
SEC. 7.09 (b) (ii)  Delinquencies(1)           Period               Number        Percentage      Prin. Balance          Percentage
                   ----------------------------------------------------------------------------------------------------------------
                                             30-59 Days               484           2.50000%        25,813,971.83          2.04788%
                       Fixed Rate            60-89 Days               170           0.87810%        10,204,732.64          0.80956%
                                               90+ Days                84           0.43388%         5,587,243.58          0.44325%
                   ----------------------------------------------------------------------------------------------------------------
                                             30-59 Days                53           2.40690%         4,026,381.03          1.95001%
                    Adjustable Rate I        60-89 Days                24           1.08992%         2,139,445.49          1.03615%
                                               90+ Days                13           0.59037%         1,434,101.29          0.69455%
                   ----------------------------------------------------------------------------------------------------------------
                                             30-59 Days                37           2.12278%         3,051,388.56          1.81381%
                    Adjustable Rate II       60-89 Days                24           1.37694%         2,557,451.31          1.52020%
                                               90+ Days                19           1.09007%         1,262,725.85          0.75059%
                   ----------------------------------------------------------------------------------------------------------------
                                             30-59 Days               574           2.46299%        32,891,741.42          2.01144%
                           TOTAL             60-89 Days               218           0.93542%        14,901,629.44          0.91129%
                                               90+ Days               116           0.49775%         8,284,070.72          0.50660%
                   ----------------------------------------------------------------------------------------------------------------
                                            Total Fixed            19,360         100.00000%     1,260,520,921.08        100.00000%
                                           ----------------------------------------------------------------------------------------
                                            Total Adjust. I         2,202         100.00000%       206,480,182.75        100.00000%
                                           ----------------------------------------------------------------------------------------
                                            Total Adjust. II        1,743         100.00000%       168,231,287.83        100.00000%
                                           ----------------------------------------------------------------------------------------
                                            Total                  23,305         100.00000%     1,635,232,391.66        100.00000%
                                           ----------------------------------------------------------------------------------------
                    (1) Includes Bankruptcies, Foreclosures and REOs ; Based on each respective Group's loan count and balance.

                                                                       Fixed Rate     Adj. Rate I    Adj. Rate II         Total
                                                                       ----------     -----------    ------------         -----
SEC. 7.09 (b) (iii)     Loans in Foreclosure (LIF): Count                      37               5               6                48
                        Loans in Foreclosure (LIF): Balance          2,101,666.67      535,880.04      382,667.38      3,020,214.09
                        Newly Commenced LIF: Count                             32               4               4                40
                        Newly Commenced LIF: Balance                 1,890,218.16      254,280.04      183,292.56      2,327,790.76
SEC. 7.09(b)(iv)(a)     Loans in Bankruptcy:  Count                            37               2               9                48
                        Loans in Bankruptcy:  Balance                2,220,517.39       83,679.09    1,055,422.94      3,359,619.42
SEC. 7.09(b)(iv)(b)     Balloon Loans:  Count                              11,830               0               3            11,833
                        Balloon Loans:  Balance                    887,081,297.63            0.00      173,565.22    887,254,862.85
SEC. 7.09 (b) (v&vi)    REO Properties:  Count                                  0               0               0                 0
                        REO Properties:  Balance                             0.00            0.00            0.00              0.00
SEC. 7.09 (b) (vii)     Cumulative Realized Losses                      20,471.54            0.00            0.00         20,471.54

SEC. 7.09 (b) (viii)    Loan Balance of 60+ Day Delinquent Loans    15,791,976.22    3,573,546.78    3,820,177.16     23,185,700.16
SEC. 7.09 (b) (ix)      Three Month Rolling Average of
                          60+ Day Delinquency Rate                        0.79679%        0.91737%        1.39502%          0.87363%
                        Delinquency Trigger Event Occurrence                                                      NO
                        Cumulative Realized Loss Trigger
                          Event Occurrence                                                                        NO
                        Cumulative Realized Loss Termination
                          Trigger Occurrence                                                                      NO

                            ContiMortgage Corporation
                   Home Equity Loan Pass-Through Certificates
                                  Series 1998-1
--------------------------------------------------------------------------------

Distribution Period:           15-Jul-98

SEC. 7.08(b)(i)       Amount on Deposit in the Certificate Account                       37,540,382.27

SEC. 7.08(b)(ii)(iv)                                                                        Amount Due       Amount Paid
                                                                                            ----------       -----------
                      Class A-1 Allocation                                               21,564,993.99     21,564,993.99
                      Class A-2 Allocation                                                1,753,399.90      1,753,399.90
                      Class A-3 Allocation                                                1,915,801.47      1,915,801.47
                      Class A-4 Allocation                                                  662,969.13        662,969.13
                      Class A-5 Allocation                                                  649,488.94        649,488.94
                      Class A-6 Allocation                                                  442,329.53        442,329.53
                      Class A-7 Allocation                                                  632,446.48        632,446.48
                      Class A-8 Allocation                                                1,024,127.92      1,024,127.92
                      Class A-9 Allocation                                                3,270,506.95      3,270,506.95
                      Class A-10IO Allocation                                             1,035,336.25      1,035,336.25
                                                                                         -------------------------------
                      Class A Distribution Amount                                        32,951,400.56     32,951,400.56
                                                                                         ===============================
                      Class B Allocation                                                    378,590.00        378,590.00

SEC. 7.08(b)(iii)     Insured Payment made by the Certificate Insurer                             0.00

SEC. 7.08(b)(v)                                           Beginning            Principal               Ending
                                         Class            Balance *         Distribution            Balance *
                                         -----            ---------         ------------            ---------
                                           A-1        68,608,625.72        21,242,130.95        47,366,494.77
                                           A-2       340,466,000.00                 0.00       340,466,000.00
                                           A-3       369,608,000.00                 0.00       369,608,000.00
                                           A-4       126,682,000.00                 0.00       126,682,000.00
                                           A-5       121,211,000.00                 0.00       121,211,000.00
                                           A-6        80,668,000.00                 0.00        80,668,000.00
                                           A-7       110,471,000.00                 0.00       110,471,000.00
                                           A-8       218,675,000.00                 0.00       218,675,000.00
                                           A-9       164,754,115.34         2,469,218.45       162,284,896.89
                                        A-10IO       191,139,000.00                   NA       191,139,000.00
                                             B        57,800,000.00                 0.00        57,800,000.00
                                        * Denotes Notional Amounts for Class A-10IO.

                                                                     Fixed Rate       Adj. Rate I    Adj. Rate II             Total
                                                                     ----------       -----------    ------------             -----
SEC. 7.08(b)(vi)      Current Period Realized Losses (Recoveries)     20,402.54              0.00            0.00         20,402.54
                      Cumulative Realized Losses                      20,471.54              0.00            0.00         20,471.54

SEC. 7.08(b)(vii)     Loan Balance of 60+ Day Delinquent Loans                                                        23,185,700.16
                      Three-Month Rolling Average of 60+ Day Delinquency Rate                                               0.87363%

                            ContiMortgage Corporation
                   Home Equity Loan Pass-Through Certificates
                                  Series 1998-1
--------------------------------------------------------------------------------

                                Insurer's Report

Distribution Period: 15-Jul-98


                                             Group I             Group II                Total
                                             -------             --------                -----
* Monthly Excess Cashflow Amount        3,546,707.68           501,485.57         4,048,193.25

* Premium paid from cash flow (1)          88,447.00            10,143.00            98,590.00

* Trustee Fee paid from cash flow (1)       1,527.36               175.19             1,702.55

* Auction Agent Fee
  (Incl. Broker Dealer Fee)                50,738.02                 0.00            50,738.02

* Interest Collected on Mortgage
  Loans (net of Service Fee)           12,465,816.65         1,352,048.33        13,817,864.98

* Current Period Realized Losses:
          Principal                        10,608.97                 0.00            10,608.97
          Interest                          9,793.57                 0.00             9,793.57


(1) Allocated based upon the related Certificate Balances.